UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           DYADIC INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                                               45-0486747
--------------------------------------------------------------------------------
(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                               Identification No.)

140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida                                                        33477
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                             Name of each exchange on which
to be so registered                             each class is to be registered

Common Stock, par value $0.001                           American Stock Exchange
--------------------------------------------   ---------------------------------

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: |X|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: |_|

Securities Act registration statement file number to which this Form relates:
333-121738

Securities to be registered pursuant to Section 12(g) of the Act:


                                      None
--------------------------------------------------------------------------------
                                 Title of Class

ITEM 1.  Description of Registrant's Securities To Be Registered.

      Reference is made to the Registration Statement on Form SB-2 (Registration No. 333-121738), as amended, under the Securities Act of 1933, as amended, of Dyadic International, Inc. and the Prospectus dated January 28, 2005 included therein as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on February 1, 2005. The discussion and information under the heading "DESCRIPTION OF SECURITIES" beginning on page 84 of the Prospectus is incorporated herein by reference in response to this Item I.

ITEM 2.  Exhibits.

      Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.


                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:   May 24, 2005

                                 DYADIC INTERNATIONAL, INC.



                                 By:/s/ Mark A. Emalfarb
                                    --------------------------------------------
                                    Mark A. Emalfarb
                                    President and Chief Executive Officer